INVESCO LIMITED MATURITY TREASURY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $       12
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class A2                                          $       23
             Class Y                                           $       14
             Institutional Class                               $        7

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.0027
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class A2                                          $   0.0047
             Class Y                                           $   0.0089
             Institutional Class                               $   0.0102


74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                                4,277
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class A2                                               4,840
             Class Y                                                1,064
             Institutional Class                                      608


74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $    10.48
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class A2                                          $    10.48
             Class Y                                           $    10.48
             Institutional Class                               $    10.49

INVESCO U.S. GOVERNMENT  FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $   12,060
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                           $      495
             Class C                                           $      734
             Class R                                           $      165
             Class Y                                           $      108
             Investor Class                                    $    1,117
             Institutional Class                               $       91


73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.1256
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                           $   0.0908
             Class C                                           $   0.0904
             Class R                                           $   0.1140
             Class Y                                           $   0.1372
             Investor Class                                    $   0.1257
             Institutional Class                               $   0.1445

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                               93,745
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                4,930
             Class C                                                7,899
             Class R                                                1,428
             Class Y                                                  878
             Investor Class                                         8,541
             Institutional Class                                      705

74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $     9.40
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $     9.43
             Class C                                           $     9.39
             Class R                                           $     9.41
             Class Y                                           $     9.41
             Investor Class                                    $     9.41
             Institutional Class                               $     9.40

INVESCO MONEY MARKET FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Invesco Cash Reserve Shares                       $      105
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class A5                                          $       31
             Class B                                           $        9
             Class B5                                          $        3
             Class C                                           $       14
             Class C5                                          $        2
             Class R                                           $        7
             Class Y                                           $        2
             Investor Class                                    $       27

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Invesco Cash Reserve Shares                       $   0.0002
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class A5                                          $   0.0002
             Class B                                           $   0.0002
             Class B5                                          $   0.0002
             Class C                                           $   0.0002
             Class C5                                          $   0.0002
             Class R                                           $   0.0002
             Class Y                                           $   0.0002
             Investor Class                                    $   0.0002


74U.    1    Number of shares outstanding (000's Omitted)
             Invesco Cash Reserve Shares                          701,947
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class A5                                             205,261
             Class B                                               56,512
             Class B5                                              17,315
             Class C                                               94,094
             Class C5                                              14,191
             Class R                                               46,837
             Class Y                                               13,555
             Investor Class                                       184,626

74V.    1    Net asset value per share (to nearest cent)
             Invesco Cash Reserve Shares                       $     1.00
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class A5                                          $     1.00
             Class B                                           $     1.00
             Class B5                                          $     1.00
             Class C                                           $     1.00
             Class C5                                          $     1.00
             Class R                                           $     1.00
             Class Y                                           $     1.00
             Investor Class                                    $     1.00

INVESCO MUNICIPAL BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         7

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $    6,356
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                           $      116
             Class C                                           $      796
             Class Y                                           $      708
             Investor Class                                    $    2,708

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.1621
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                           $   0.1310
             Class C                                           $   0.1308
             Class Y                                           $   0.1724
             Investor Class                                    $   0.1657

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                               40,945
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                  875
             Class C                                                6,432
             Class Y                                                4,183
             Investor Class                                        16,485

74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $     8.43
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $     8.45
             Class C                                           $     8.42
             Class Y                                           $     8.43
             Investor Class                                    $     8.44

INVESCO HIGH YIELD FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $   29,049
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                           $    1,105
             Class C                                           $    2,886
             Class Y                                           $    1,460
             Investor Class                                    $    3,723
             Institutional Class                               $    3,719

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.1266
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                           $   0.1111
             Class C                                           $   0.1106
             Class Y                                           $   0.1320
             Investor Class                                    $   0.1273
             Institutional Class                               $   0.1315

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                              242,449
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                9,421
             Class C                                               25,362
             Class Y                                               13,082
             Investor Class                                        31,382
             Institutional Class                                   30,407

74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $     4.30
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $     4.31
             Class C                                           $     4.29
             Class Y                                           $     4.31
             Investor Class                                    $     4.30
             Institutional Class                               $     4.29

INVESCO SHORT TERM BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $    2,131
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class C                                           $    2,969
             Class R                                           $       27
             Class Y                                           $      277
             Institutional Class                               $       82

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.0924
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class C                                           $   0.0774
             Class R                                           $   0.0774
             Class Y                                           $   0.0991
             Institutional Class                               $   0.0991

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                               24,641
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class C                                               41,620
             Class R                                                  362
             Class Y                                                2,959
             Institutional Class                                      831

74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $     8.74
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class C                                           $     8.74
             Class R                                           $     8.75
             Class Y                                           $     8.74
             Institutional Class                               $     8.74

INVESCO REAL ESTATE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $    2,811
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class R                                           $      114
             Class Y                                           $      370
             Investor Class                                    $      120
             Institutional Class                               $    1,544

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.0498
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class R                                           $   0.0196
             Class Y                                           $   0.0799
             Investor Class                                    $   0.0497
             Institutional Class                               $   0.0988

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                               56,448
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                  854
             Class C                                                5,750
             Class R                                                5,857
             Class Y                                                5,562
             Investor Class                                         2,406
             Institutional Class                                   16,057


74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $    26.38
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $    26.40
             Class C                                           $    26.32
             Class R                                           $    26.38
             Class Y                                           $    26.38
             Investor Class                                    $    26.33
             Institutional Class                               $    26.38

INVESCO GLOBAL REAL ESTATE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $    1,874
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                           $       43
             Class C                                           $      147
             Class R                                           $       89
             Class Y                                           $    2,748
             Institutional Class                               $    4,180

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.0805
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                           $   0.0418
             Class C                                           $   0.0418
             Class R                                           $   0.0676
             Class Y                                           $   0.0935
             Institutional Class                               $   0.1125

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                               23,036
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                  997
             Class C                                                3,443
             Class R                                                1,307
             Class Y                                               32,767
             Institutional Class                                   36,773

74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $    11.18
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $    11.16
             Class C                                           $    11.16
             Class R                                           $    11.17
             Class Y                                           $    11.19
             Institutional Class                               $    11.18

INVESCO DYNAMICS FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         13

74U.   1     Number of shares outstanding (000's Omitted)
             Class A                                                4,557
       2     Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                  327
             Class C                                                  684
             Class R                                                  116
             Class Y                                                  493
             Investor Class                                        25,048
             Institutional Class                                    4,582

74V.   1     Net asset value per share (to nearest cent)
             Class A                                           $    22.51
       2     Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $    20.93
             Class C                                           $    20.51
             Class R                                           $    22.16
             Class Y                                           $    22.67
             Investor Class                                    $    22.51
             Institutional Class                               $    23.62

INVESCO HIGH YIELD SECURITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         15

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $    1,770
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                           $      116
             Class C                                           $      243
             Class Y                                           $    1,171

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.5063
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                           $   0.4581
             Class C                                           $   0.4515
             Class Y                                           $   0.5255

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                                3,566
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                  222
             Class C                                                  579
             Class Y                                                2,300
74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $    17.51
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $    17.32
             Class C                                           $    17.39
             Class Y                                           $    17.44

INVESCO CORPORATE BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                           $   17,465
        2    Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                           $    1,373
             Class C                                           $    1,139
             Class R                                           $       90
             Class Y                                           $      150
             Institutional Class                               $      335

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                                           $   0.1500
        2    Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                           $   0.1500
             Class C                                           $   0.1249
             Class R                                           $   0.1414
             Class Y                                           $   0.1590
             Institutional Class                               $   0.1645


74U.    1    Number of shares outstanding (000's Omitted)
             Class A                                              119,250
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                8,583
             Class C                                                9,421
             Class R                                                  660
             Class Y                                                1,057
             Institutional Class                                    2,097

74V.    1    Net asset value per share (to nearest cent)
             Class A                                           $     7.22
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                           $     7.23
             Class C                                           $     7.20
             Class R                                           $     7.23
             Class Y                                           $     7.24
             Institutional Class                               $     7.23